UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 21, 2026

FB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1221 Broadway, Suite 1300

Nashville, Tennessee 37203

(Address of principal executive offices) (Zip Code)

(615) 564-1212

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 24, 2026, FB Financial Corporation (the “Company”) completed the issuance and sale (the “Offering”) of $125,000,000 aggregate principal amount of its 6.625% Fixed-to-Floating Rate Subordinated Notes due 2036 (the “Notes”). The Offering was completed pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-291507) (including a base prospectus) (the “Registration Statement”), filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2025, as supplemented by the prospectus supplement, dated September 21, 2026, and filed with the SEC on September 23, 2026 (the “Prospectus Supplement”).

In connection with the Offering, the Company and its wholly-owned banking subsidiary, FirstBank, entered into an Underwriting Agreement, dated September 21, 2026 (the “Underwriting Agreement”), with Keefe, Bruyette & Woods, Inc., as underwriter. The Company intends to use the net proceeds from the Offering for general corporate purposes, including providing capital to FirstBank to support its growth. The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Notes in the Offering, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The Notes were issued under the Subordinated Indenture, dated as of September 24, 2026 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of September 24, 2026 (the “First Supplemental Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee.

From and including the date of issuance to, but excluding, October 1, 2031, or earlier redemption date, the Notes will bear interest at an initial fixed rate of 6.625% per annum, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2027. From and including October 1, 2031 to, but excluding the maturity date, October 1, 2036, or earlier redemption date, the Notes will bear interest at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the First Supplemental Indenture), plus 205 basis points, payable quarterly in arrears on January 1, April 1, July 1, and October 1 of each year, commencing on January 1, 2032. Notwithstanding the foregoing, if the benchmark rate is less than zero, then the benchmark rate shall be deemed to be zero.

The Company may, at its option, redeem the Notes (i) in whole or in part beginning on the interest payment date of October 1, 2031, and on any interest payment date thereafter or (ii) in whole but not in part upon the occurrence of a “Tax Event,” a “Tier 2 Capital Event” or the Company becoming required to register as an investment company pursuant to the Investment Company Act of 1940, as amended. The redemption price for any redemption is 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon to, but excluding, the date of redemption. Any redemption of the Notes will be subject to obtaining the prior approval of the Board of Governors of the Federal Reserve System to the extent such approval is then required under the rules of the Federal Reserve (or, as and if applicable, the rules of any successor appropriate bank regulatory agency).

There is no sinking fund for the Notes. The Notes will be the Company’s general unsecured, subordinated obligations and will not be guaranteed by FirstBank or any of the Company’s other subsidiaries. The Notes will rank junior to all of the Company’s existing and future senior indebtedness. In addition, the Notes are effectively subordinated to all of the Company’s secured indebtedness to the extent of the value of the assets securing such indebtedness. The Notes are structurally subordinated to all of the existing and future liabilities and obligations of the Company’s subsidiaries, including the deposit liabilities and claims of other creditors of FirstBank. The Notes are equal in right of payment with any of the Company’s existing and future subordinated indebtedness.

The foregoing descriptions of the Underwriting Agreement and the Notes do not purport to be complete and are subject to, and qualified in their entirety by, the full text of (i) the Underwriting Agreement, (ii) the Base Indenture, (iii) the First Supplemental Indenture and (iv) the form of Note, each of which is attached hereto as an exhibit and is incorporated herein by reference. Squire Patton Boggs (US) LLP provided the Company with the legal opinion attached hereto as Exhibit 5.1 regarding the legality of the Notes.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of September 21, 2026, by and among FB Financial Corporation, FirstBank and Keefe, Bruyette & Woods, Inc.

4.1	Subordinated Indenture, dated as of September 24, 2026, between FB Financial Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of September 24, 2026, between FB Financial Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 6.625% Fixed-to-Floating Rate Subordinated Note due 2036 (included in Exhibit 4.2 of this Current Report on Form 8-K).

5.1	Opinion of Squire Patton Boggs (US) LLP.

23.1	Consent of Squire Patton Boggs (US) LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By:	/s/ Michael M. Mettee
	Name:	Michael M. Mettee
	Title:	Chief Financial Officer & Chief Operating Officer

Date: September 24, 2026

3